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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  March 9, 2004


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)



           Delaware                      333-36804             56-2156823
(State or Other Jurisdiction of   Commission File Number    (I.R.S. Employer
 Incorporation or Organization)                            Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              (Registrant's Telephone Number, Including Area Code)





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ITEM 9.  Regulation FD Disclosure

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section.

On March 4, 2004, the Company issued a press release announcing its fourth quarter and year-end financial and operating results for the period ended December 31, 2003. On March 5, 2004, management of the Company conducted a conference call to discuss these financial and operating results. Subsequent to the conference call and press release, the Company elected to disclose certain supplementary information on the Investor Relations page of its website to further elaborate on amounts and calculations included in the press release and discussed on the conference call. Attached hereto as Exhibit 99.1 is a copy of the supplementary information placed on the Company's website. The Company's website can be viewed at www.madisonriver.net.

                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MADISON RIVER CAPITAL, LLC


Date:  March 9, 2004              /s/  PAUL H. SUNU
                                  ------------------------------------------

                                  Name:   Paul H. Sunu
                                  Title:  Managing Director, Chief Financial
                                            Officer and Secretary




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                                EXHIBIT INDEX

  Exhibit
  Number                         Description
  -------     ---------------------------------------------------------------
    99.1      Supplemental information posted on the Company's website related to the press release dated March 4, 2004 of Madison River Capital, LLC announcing its financial and operating results for the fourth quarter and year ended December 31, 2003 and the conference call on March 5, 2004 discussing such results.